Putnam
Global
Income
Trust


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-05

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Throughout the period ended April 30, 2005, the Federal Reserve Board's (the Fed), series of increases in the federal funds rate occupied investors' attention. However, these increases did not begin to have a significant impact on stock and bond prices until the early months of the 2005 calendar year. The Fed's more restrictive monetary policy, along with high energy prices, has caused concern about the sustainability of corporate profits and has slowed the stock market's momentum. Shorter-term bond prices have also been under pressure due to worries regarding inflation. In addition, credit quality issues have become a greater concern, particularly in early May, after the end of the reporting period, when rating agencies downgraded bonds issued by Ford and General Motors. Given the uncertainties of this environment, security selection takes on an even greater importance and the in-depth professional research and active management that mutual funds can provide makes them an even more intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following The Outlook for Your Fund, we provide manager compensation information that pertains to your fund. Furthermore, in this report we provide information about the 2004 approval of your fund's management contract with Putnam by your fund's Trustees. See page 19 for details.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's investment objectives during the reporting period, and the team's plan for responding to recent changes in the market climate.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

June 15, 2005


Report from Fund Management

Fund highlights

 * During the semiannual period ended April 30, 2005, Putnam Global Income Trust had a total return of 4.29% without sales charges.

 * The fund's primary benchmark, the Lehman Global Aggregate Bond Index, returned 3.41%.

 * The average return for the fund's Lipper category, Global Income Funds, was 3.34%.

 * The fund increased its dividend payout during the period. See page 5 for details.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

During the first half of your fund's 2005 fiscal year, global bond markets produced solid returns while the U.S. stock and bond markets were generally sluggish. Amid uncertainty over economic growth prospects, long-term bond rates generally declined for much of the period -- though more so in Europe than in the United States. The concurrent rise in short-term rates produced a flattening of the yield curve -- a graphical depiction of the difference between long-term and short-term rates -- in both regions. In this environment, your fund benefited from several strategic decisions we made, including our emphasis on European bonds, the portfolio's reduced sensitivity to interest-rate changes, and its underweighting, relative to its benchmark index, of corporate bonds and U.S. Treasuries, which had lackluster performance. The fund's performance was also bolstered by a successful currency strategy. As a result, your fund outperformed both its benchmark index and Lipper peer group average, based on results at net asset value (NAV).

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 4/30/05
--------------------------------------------------
Class A
(inception 6/1/87)                 NAV         POP
--------------------------------------------------
6 months                          4.29%     -0.41%
--------------------------------------------------
1 year                           10.49       5.55
--------------------------------------------------
5 years                          53.40      46.56
Annual average                    8.93       7.94
--------------------------------------------------
10 years                         81.73      73.60
Annual average                    6.16       5.67
--------------------------------------------------
Annual average
(life of fund)                    7.83       7.55
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.50%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam Global Income Trust seeks high current income by investing principally in debt securities of sovereign and private issuers worldwide, including supranatural issuers. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income. The fund may invest up to 20% of its assets in bonds rated below investment grade. The fund may be suitable for fixed-income investors seeking broad diversification.


Market overview

The U.S. and European economies showed considerably different characteristics during the six-month period. In the United States, growth remained relatively strong, with signs of moderation toward the end of the period. European growth, however, was generally slower. Signs of inflation, which appeared in the United States in early 2005 and were fueled by increased wage pressures and higher energy prices, prompted the U.S. Federal Reserve Board (the Fed) to change the tone of its statements accompanying rate increases in February and March -- the sixth and seventh, respectively, since June 2004. The shift implied the Fed was becoming more concerned about the potential for inflation. These rate increases drove long-term bond prices down (and yields higher) during these months, detracting from U.S. bond performance for the six-month period. Short-term rates rose to a much greater extent than long-term rates, producing a flatter yield curve.

In Europe, economic growth was generally slow in the major developed economies, including Germany, France, and Italy, resulting in a general decline in long-term bond yields that bolstered the performance of European government bonds. Short-term rates rose here too, resulting in a significant flattening of the European yield curve.

Emerging-market bond performance was strong during November and December 2004, but fell off sharply in 2005 when investors became concerned about higher U.S. interest rates, the potential for inflation, and valuations that were beginning to appear excessive. Corporate high-yield bond performance also declined in 2005 for similar reasons. Your fund did not have significant exposure to these areas of the bond market and was not greatly affected by their sluggish performance.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 4/30/05
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (international bonds)                3.41%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.98%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             0.87%
-------------------------------------------------------------------------------
Citigroup Non-U.S. World Government Bond Index
(international government bonds)                                        5.03%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      3.28%
-------------------------------------------------------------------------------
S&P/Citigroup World Ex-U.S. Growth Primary Market Index
(international growth stocks of large companies)                        8.57%
-------------------------------------------------------------------------------
S&P/Citigroup World Ex-U.S. Value Primary Market Index
(international value stocks of large companies)                         8.83%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 4/30/05.
-------------------------------------------------------------------------------

Strategy overview

Our strategy of maintaining an overweighted position in European government bonds -- relative to the fund's benchmark index -- helped produce solid absolute and relative returns for the fund. In Europe, the fund's main focus was in Germany and France, where the economies have been hindered by rising unemployment, lower capital spending, and reduced government outlays. Economic growth for euro-zone countries (those belonging to the European Union and using the euro as their currency) was a lackluster 0.2% in the fourth calendar quarter of 2004, following a 0.3% increase in the third quarter. As a result, the fund's European bond holdings performed well, as yields declined (and prices rose) due to the sluggish economic environment. Meanwhile, in the United States, Treasury yields declined until February and March, when the Fed hinted that it was concerned about lower productivity and the potential for inflation. Yields rose sharply in response, hurting Treasury returns. Although the fund's Treasury holdings detracted from its results during these months, our decision to maintain an underweighted position in this sector helped the fund's relative performance.

Throughout the period, we sought to take advantage of the flattening yield curve, which occurred because short- and intermediate-maturity bond yields rose and long-term bond yields fell (or, in the United States, rose only slightly). We overweighted longer-term bonds and underweighted those with short and intermediate maturities. Both strategies proved beneficial. At the same time, we reduced the portfolio's overall duration -- a measure of a bond's price sensitivity to interest-rate fluctuations -- in an effort to lower its sensitivity to interest-rate changes. This strategy also contributed positively to the fund's performance, especially when U.S. rates spiked toward the end of the period and bond prices declined.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED

                             10/31/04                4/30/05

United States                 49.4%                  61.4%

Germany                       15.1%                  12.9%

United Kingdom                 7.1%                   8.1%

Ireland                        7.6%                   7.3%

France                         4.2%                   5.8%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings and allocations affected performance

One of the key drivers of the fund's performance during the period was our decision to overweight European government bonds, particularly those from Germany and France. However, the fund's underweight to U.S.
Treasuries, which underperformed most fixed-income sectors during the period, also benefited relative performance.

The semiannual period was marked by interest-rate fluctuation within a relatively moderate range. In such an environment, securitized bonds, or structured securities, tend to perform well because they typically offer higher income than corporate bonds of comparable credit quality. They also offer short maturities, so as interest rates rise, we can reinvest the proceeds in higher-yielding securities. The most common types of securitized bonds are mortgage-backed securities (MBSs) issued by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae). Other types of securitized bonds include asset-backed securities (ABSs), which are typically backed by car loans and credit card payments, and commercial mortgage-backed securities (CMBSs), which are backed by loans on large commercial real estate projects, such as office parks or shopping malls. Both of these sectors performed well in comparison to investment-grade corporate bonds. The fund's holdings in home equity and manufactured-housing ABS securities performed particularly well. The fund's overweight to CMBSs and ABSs, in particular, made a solid contribution to its relative returns.

We have continued to trim the fund's weighting in the investment-grade corporate bond sector, seeking to reduce BBB-rated holdings and replace them with higher-rated corporates, as well as CMBSs and ABSs. For those corporate bonds held in the portfolio, we found select opportunities in the strong-performing energy and utilities sectors. The fund's underweight to the automotive sector was also supportive for performance. This industry has performed poorly due to concerns about General Motors, which has been struggling, and to rising interest rates, which hurts the financial performance of debt-laden auto companies. The fact that the fund did not hold General Motors, one of the worst-performing bonds in the Lehman Global Aggregate Bond Index, also helped its relative returns. (Shortly after the end of the period, General Motors debt was downgraded to below-investment-grade status by Standard & Poor's.)


[GRAPHIC OMITTED: horizontal bar chart SECTOR WEIGHTINGS AS OF 4/30/05]

SECTOR WEIGHTINGS AS OF 4/30/05

Mortgage-backed
securities                  40.8%

Government
bonds                       39.7%

Asset-backed
securities                  15.0%

Investment-grade
bonds                        4.1%

High-yield
bonds                        0.3%

Emerging-market
bonds                        0.1%

Footnote reads:
Weightings are shown as a percentage of market value. Holdings will vary over time.

In the emerging markets sector, the fund's underweighted position helped relative performance. Emerging-market bond prices generally fell due to overvaluations, a flight to quality, and concerns that rising oil prices would fuel inflation and result in higher interest rates, which, in turn, could slow economic growth.

The fund's currency strategy was effective. We overweighted the Australian dollar, British pound sterling, and Japanese yen, and underweighted the euro and the Canadian dollar. The euro underweight was particularly helpful, as the slowing economy in Europe has caused the currency to decline from highs reached in 2003-2004. We were able to overweight European bonds and underweight the euro currency by using currency- hedging techniques.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Fund increased dividend payment

Effective February 2005, the fund increased its dividend payment from $0.028 per share to $0.030 per share. Given the global interest-rate environment, in which short-term interest rates have risen, the fund has seen increased income from overseas bond holdings. Because of the increased income generated, the fund was able to increase its payout to shareholders.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

During the period, the fund's lower returns reflected a more cautious bond market and a generally more mature global economic recovery. Our forecast for the United States is for continued steady, moderate growth with potential for a slight increase in inflation. Such an environment would probably be consistent with more short-term interest-rate increases by the Fed and the possibility for long-term bond yields to move upward. In such an environment, we believe the fund's shorter duration and higher credit quality would help it to weather the impact of rising interest rates, if they come to pass (as we believe they will).

In Europe, we anticipate continued sluggish economic growth in both the major developed economies and smaller nations such as Greece and Italy, which are experiencing increasing fiscal problems. As a result of this forecast, we will retain the fund's emphasis on longer-term European government bonds in the major developed nations.

Of course, we will continue to remain vigilant about any possible economic disruptions in all regions and fixed-income markets, keeping the fund positioned defensively while remaining well diversified and continuing to seek select opportunities as they arise.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.


Your fund's management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Kevin Cronin is the Portfolio Leader and D. William Kohli is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Member have invested in the fund (in dollar ranges).
Information shown is as of April 30, 2005, and April 30, 2004.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBER
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Kevin Cronin        2005                           *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004         *
-------------------------------------------------------------------------------------------------------------
D. William Kohli    2005                                                    *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004                                                    *
-------------------------------------------------------------------------------------------------------------


Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $50,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Kevin Cronin is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Income Fund, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust. He is also a Portfolio Member of The George Putnam Fund of Boston and Putnam Equity Income Fund.

D. William Kohli is also a Portfolio Leader of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Kevin Cronin and D.William Kohli may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

There were no changes in your fund's Portfolio Leader and Portfolio Member during the year ended April 30, 2005.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of April 30, 2005, and April 30, 2004.


--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                       2005      *
--------------------------------------------------------------------------------------------------
Chief Technology Officer            2004      *
--------------------------------------------------------------------------------------------------
John Boneparth                      2005      *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2004      *
--------------------------------------------------------------------------------------------------
Joshua Brooks                       2005      *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------
Kevin Cronin                        2005                           *
--------------------------------------------------------------------------------------------------
Head of Investments                 2004      *
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005                           *
--------------------------------------------------------------------------------------------------
President and CEO                   2004      *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005      *
--------------------------------------------------------------------------------------------------
Chief Financial Officer             2004      *
--------------------------------------------------------------------------------------------------
Steven Krichmar                     2005      *
--------------------------------------------------------------------------------------------------
Chief of Operations                 2004      *
--------------------------------------------------------------------------------------------------
Francis McNamara, III               2005      *
--------------------------------------------------------------------------------------------------
General Counsel                     2004      *
--------------------------------------------------------------------------------------------------
Richard Monaghan                    2005                                        *
--------------------------------------------------------------------------------------------------
Head of Retail Management           2004      *
--------------------------------------------------------------------------------------------------
Richard Robie, III                  2005                           *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer        2004      *
--------------------------------------------------------------------------------------------------
Edward Shadek                       2005      *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 4/30/04.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended April 30, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 4/30/05
----------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M           Class R
(inception dates)              (6/1/87)              (2/1/94)             (7/26/99)             (3/17/95)         (12/1/03)
----------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------
6 months                   4.29%     -0.41%      3.91%     -1.09%      3.93%      2.93%      4.10%      0.68%      4.11%
----------------------------------------------------------------------------------------------------------------------------
1 year                    10.49       5.55       9.71       4.71       9.72       8.72      10.20       6.59      10.35
----------------------------------------------------------------------------------------------------------------------------
5 years                   53.40      46.56      47.83      45.83      47.72      47.72      51.49      46.60      51.63
Annual average             8.93       7.94       8.13       7.84       8.12       8.12       8.66       7.95       8.68
----------------------------------------------------------------------------------------------------------------------------
10 years                  81.73      73.60      68.70      68.70      68.60      68.60      77.23      71.44      77.31
Annual average             6.16       5.67       5.37       5.37       5.36       5.36       5.89       5.54       5.89
----------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.83       7.55       6.98       6.98       7.02       7.02       7.51       7.31       7.56
----------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.50% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be imposed on shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.


------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/05
------------------------------------------------------------------------------
                                                   Lehman      Lipper Global
                                                   Global      Income Funds
                                                  Aggregate      category
                                                 Bond Index*     average+
------------------------------------------------------------------------------
6 months                                             3.41%         3.34%
------------------------------------------------------------------------------
1 year                                              10.31          9.73
------------------------------------------------------------------------------
5 years                                             52.58         47.95
Annual average                                       8.82          8.07
------------------------------------------------------------------------------
10 years                                            90.58        101.83
Annual average                                       6.66          7.07
------------------------------------------------------------------------------
Annual average
(life of fund)                                         --          7.59
------------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * The benchmark was not in existence at the time of the fund's inception. The inception date for the Lehman Global Aggregate Bond index was 12/31/89.

 + Over the 6-month and 1-, 5-, and 10-year periods ended 4/30/05, there were 93, 93, 63, and 34 funds, respectively, in this Lipper category.

-----------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/05
-----------------------------------------------------------------------------------------------------
                                   Class A        Class B    Class C       Class M       Class R
-----------------------------------------------------------------------------------------------------
Distributions (number)                   6              6          6             6             6
-----------------------------------------------------------------------------------------------------
Income                                $0.214         $0.165     $0.168        $0.198        $0.202
-----------------------------------------------------------------------------------------------------
Capital gains                           --             --         --            --            --
-----------------------------------------------------------------------------------------------------
Total                                 $0.214         $0.165     $0.168        $0.198        $0.202
-----------------------------------------------------------------------------------------------------
Share value:                      NAV        POP        NAV        NAV     NAV       POP      NAV
-----------------------------------------------------------------------------------------------------
10/31/04                         $12.73     $13.33    $12.69     $12.70  $12.66     $13.09  $12.74
-----------------------------------------------------------------------------------------------------
4/30/05                           13.06      13.57+    13.02      13.03   12.98      13.42   13.06
-----------------------------------------------------------------------------------------------------
Current return
(end of period)
-----------------------------------------------------------------------------------------------------
Current dividend rate 1           2.76%      2.65%     1.94%      2.03%   2.50%      2.41%   2.48%
-----------------------------------------------------------------------------------------------------
Current 30-day
SEC yield (with
expense limitation) 2             3.04       2.92      2.29       2.29     2.79       2.70    2.78
-----------------------------------------------------------------------------------------------------
Current 30-day
SEC yield (without
expense limitation) 3             2.97       2.85      2.22       2.23     2.72       2.63    2.71
-----------------------------------------------------------------------------------------------------

+ Reflects a reduction in sales charges that took effect on April 1, 2005.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, the fund limited expenses, without which yields would have been lower. Based only on investment income, calculated using SEC guidelines.

3 Based only on investment income, calculated using SEC guidelines.


----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (6/1/87)              (2/1/94)             (7/26/99)             (3/17/95)        (12/1/03)
----------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------
6 months                   5.56%      0.78%      5.11%      0.11%      5.11%      4.11%      5.38%      1.92%      5.47%
----------------------------------------------------------------------------------------------------------------------------
1 year                     5.31       0.54       4.47      -0.53       4.53       3.53       5.00       1.60       5.08
----------------------------------------------------------------------------------------------------------------------------
5 years                   47.98      41.33      42.48      40.48      42.63      42.63      46.24      41.52      46.21
Annual average             8.15       7.16       7.34       7.03       7.36       7.36       7.90       7.19       7.89
----------------------------------------------------------------------------------------------------------------------------
10 years                  83.35      75.04      70.09      70.09      70.13      70.13      79.09      73.28      78.89
Annual average             6.25       5.76       5.45       5.45       5.46       5.46       6.00       5.65       5.99
----------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.80       7.52       6.95       6.95       6.99       6.99       7.48       7.28       7.53
----------------------------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Global Income Trust from November 1, 2004, to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 4/30/05
------------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Expenses paid per
$1,000*                   $6.23     $10.01     $10.01      $7.49      $7.49
------------------------------------------------------------------------------
Ending value (after
expenses)             $1,042.90  $1,039.10  $1,039.30  $1,041.00  $1,041.10
------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2005, use the calculation method below. To find the value of your investment on November 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 11/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.


-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 11/1/04  [DIV]    $1,000   X    per $1,000           =  paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000                [DIV]    $1,000   X $6.23 (see table above) = $62.30
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 4/30/05
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $6.16      $9.89      $9.89      $7.40      $7.40
-----------------------------------------------------------------------------
Ending value (after
expenses)             $1,018.70  $1,014.98  $1,014.98  $1,017.46  $1,017.46
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


Using industry averages to compare expenses

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                         Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Your fund's annualized
expense ratio              1.23%      1.98%      1.98%      1.48%      1.48%
-----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group+                     1.21%      1.96%      1.96%      1.46%      1.46%
-----------------------------------------------------------------------------

+ Simple average of the expenses of all front-end load funds in the fund's
  Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 3/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                           2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam Global
Income Trust               162%       198%       331%*      293%*      301%
------------------------------------------------------------------------------
Lipper Global Income
Funds category
average                    165%       188%       185%       212%       190%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on October 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 3/31/05.

* Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk      0.38

Taxable bond
fund average          0.30

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of March 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.50% maximum sales charge for class A shares (since reduced to 3.75%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities, excluding the United States.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

S&P/Citigroup World Ex-U.S. Growth Primary Market Index (PMI) is an unmanaged index of mostly large- and some small-cap stocks from developed countries, excluding the United States, chosen for their growth orientation.

S&P/Citigroup World Ex-U.S. Value Primary Market Index (PMI) is an unmanaged index of mostly large- and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
April 30, 2005 (Unaudited)

Foreign government bonds and notes (36.5%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
CHF  2,900,000 Austria (Republic of) notes
               Ser. EMTN, 3 3/8s, 2012                               $2,678,010
EUR  3,000,000 Austria (Republic of) 144A notes
               Ser. EMTN, 3.8s, 2013                                  4,014,130
CAD  6,557,000 Canada Housing Trust govt. guaranty
               5.1s, 2007 (Canada)                                    5,446,590
DKK  9,640,000 Denmark (Kingdom of) bonds 6s, 2009                    1,904,965
USD  1,000,000 Export Development Canada government
               bonds 4s, 2007 (Canada)                                1,003,500
EUR  4,036,000 France (Government of) bonds 5 3/4s,
               2032                                                   6,759,545
EUR  1,907,063 France (Government of) bonds 4s,
               2013                                                   2,594,565
EUR  2,693,000 Germany (Federal Republic of) bonds
               5s, 2012                                               3,881,093
EUR  6,930,000 Germany (Federal Republic of) bonds
               4 3/4s, 2008                                           9,549,048
EUR  3,510,000 Germany (Federal Republic of) bonds
               Ser. 97, 6s, 2007                                      4,809,347
CHF  1,900,000 Italy (Republic of) unsub. notes
               Ser. 11, Tranche 1, 3 1/8s, 2010                       1,721,830
EUR  4,500,000 Netherlands (Government of) bonds
               5s, 2012                                               6,496,919
JPY 20,000,000 Philippines (Republic of) 144A sr.
               sub. notes 3.2s, 2005                                    191,230
USD    500,000 Quebec (Province of) notes 5s, 2009
               (Canada)                                                 513,760
SEK  7,760,000 Sweden (Government of) bonds Ser.
               3101, 4s, 2008                                         1,367,271
SEK  3,585,000 Sweden (Government of) debs. Ser.
               1041, 6 3/4s, 2014                                       637,144
GBP  3,538,000 United Kingdom treasury bonds
               7 1/2s, 2006                                           7,063,940
GBP    610,000 United Kingdom treasury bonds
               4 1/4s, 2036                                           1,128,805
GBP    425,000 United Kingdom treasury bonds
               2 1/2s, 2009                                           1,993,345
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $55,986,688)                             $63,755,037

U.S. government agency mortgage obligations (26.5%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               Federal Home Loan Mortgage
               Corporation Pass-Through
               Certificates
      $425,364 6 1/2s, with due dates from June 1,
               2031 to June 1, 2034                                    $442,337
               Federal National Mortgage
               Association Pass-Through
               Certificates
     2,165,148 7s, with due dates from August 1,
               2025 to March 1, 2034                                  2,290,206
        72,625 7s, February 1, 2016                                      76,022
       700,000 7s, TBA, May 1, 2035                                     738,938
    14,537,888 6 1/2s, with due dates from
               September 1, 2028 to January 1, 2035                  15,132,376
        31,942 6s, August 1, 2034                                        32,814
     1,690,000 6s, TBA, May 1, 2035                                   1,734,626
       800,000 5 1/2s, TBA, June 1, 2035                                806,062
    11,072,000 5 1/2s, TBA, May 1, 2035                              11,179,260
       690,000 5 1/2s, TBA, May 1, 2020                                 706,146
       691,115 5s, April 1, 2019                                        697,215
     1,900,000 5s, TBA, June 1, 2035                                  1,876,992
     1,900,000 5s, TBA, May 1, 2035                                   1,881,742
     7,900,000 4 1/2s, TBA, May 1, 2020                               7,815,446
       837,841 4s, with due dates from May 1, 2019
               to June 1, 2019                                          813,360
                                                                 --------------
               Total U.S. government agency
               mortgage obligations
               (cost $46,033,167)                                   $46,223,542

U.S. treasury obligations (0.5%) (a) (cost $759,395)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $646,000 U.S. Treasury Bonds 6 1/4s, May 15,
               2030                                                    $804,371

Asset-backed securities (15.8%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $15,187 ABSC NIMS Trust 144A Ser. 03-HE5,
               Class A, 7s, 2033                                        $15,225
               Aegis Asset Backed Securities Trust
               144A
        34,627 Ser. 04-1N, Class Note, 5s, 2034                          34,627
        32,047 Ser. 04-2N, Class N1, 4 1/2s, 2034                        31,972
        75,092 Ser. 04-4N, Class Note, 5s, 2034                          75,092
               American Home Mortgage Investment
               Trust FRB Ser. 05-1
       855,908 Class 4A1, 4.992s, 2045                                  865,403
       771,895 Class 5A1, 5.001s, 2045                                  780,338
               Ameriquest Finance NIM Trust 144A
               Ser. 04-RN9
       102,000 Class N2, 10s, 2034 (Cayman Islands)                      94,483
        91,097 Class N1, 4.8s, 2034 (Cayman
               Islands)                                                  91,097
       246,364 Amortizing Residential Collateral
               Trust Ser. 02-BC3, Class A,
               Interest Only (IO), 6s, 2005                               1,065
        10,838 AQ Finance NIM Trust 144A Ser.
               03-N9A, Class Note, 7.385s,
               2033 (Cayman Islands)                                     10,865
               Argent NIM Trust 144A
        17,228 Ser. 03-N8, Class A, 5.56s, 2034
               (Cayman Islands)                                          17,228
        27,650 Ser. 04-WN4, Class A, 4.459s, 2034
               (Cayman Islands)                                          27,572
               Asset Backed Funding Corp. NIM Trust
               144A
       103,844 Ser. 04-0PT5, Class N1, 4.45s, 2034
               (Cayman Islands)                                         103,844
        42,600 Ser. 04-FF1, Class N1, 5s, 2034
               (Cayman Islands)                                          42,656
       120,914 Asset Backed Securities Corp. Home
               Equity Loan Trust FRB Ser.
               05-HE1, Class A3, 3.14s, 2035                            120,939
        80,000 Bank One Issuance Trust FRB Ser.
               03-C4, Class C4, 3.984s, 2011                             81,695
     4,583,836 Bayview Financial Asset Trust Ser.
               03-X, Class A, IO, 0.9s, 2006                             78,841
               Bear Stearns Alternate Trust
       128,368 Ser. 04-11, Class 2A2, 4.961s, 2034                      129,683
       600,482 Ser. 04-12, Class 2A2, 5.112s, 2035                      608,138
               Bear Stearns Asset Backed Securities
               NIM Trust 144A
        52,631 Ser. 04-FR1, Class A1, 5s, 2034
               (Cayman Islands)                                          52,631
       168,025 Ser. 04-HE10, Class A1, 4 1/4s, 2034
               (Cayman Islands)                                         167,605
        50,000 Ser. 04-HE10, Class A2, 5s, 2034
               (Cayman Islands)                                          50,000
        71,459 Ser. 04-HE6, Class A1, 5 1/4s, 2034
               (Cayman Islands)                                          71,559
        44,971 Ser. 04-HE7N, Class A1, 5 1/4s, 2034                      45,041
        38,839 Ser. 04-HE8N, Class A1, 5s, 2034                          38,839
        81,000 Bear Stearns Asset Backed
               Securities, Inc. Ser. 04-FR3, Class
               M6, 6.1s, 2034                                            81,810
               Bombardier Capital Mortgage Securitization Corp.
        41,517 Ser. 00-A, Class A2, 7.575s, 2030                         30,405
       148,705 Ser. 00-A, Class A4, 8.29s, 2030                         122,310
       296,520 Ser. 99-B, Class A3, 7.18s, 2015                         221,648
       185,723 Ser. 99-B, Class A4, 7.3s, 2016                          141,319
       250,000 Capital One Multi-Asset Execution
               Trust FRB Ser. 02-C1, Class
               C1, 5.704s, 2010                                         263,906
        49,000 CARMAX Auto Owner Trust Ser. 04-2,
               Class D, 3.67s, 2011                                      48,584
               CARSSX Finance, Ltd. 144A FRB Ser.
               04-AA
       220,034 Class B3, 6.304s, 2011 (Cayman
               Islands)                                                 222,131
       557,514 Class B4, 8.454s, 2011 (Cayman
               Islands)                                                 568,250
       506,360 CDC Mortgage Capital Trust Ser.
               02-HE2, Class A, IO, 5 1/4s, 2005                          4,277
       170,000 Chase Credit Card Master Trust FRB
               Ser. 03-3, Class C, 4.034s, 2010                         173,910
        86,425 Chase Funding Net Interest Margin
               144A Ser. 04-OPT1, Class
               Note, 4.458s, 2034                                        86,209
               CHEC NIM Ltd., 144A Ser. 04-2
        51,040 Class N1, 4.45s, 2034 (Cayman
               Islands)                                                  51,037
        35,000 Class N2, 8s, 2034 (Cayman Islands)                       34,800
        25,000 Class N3, 8s, 2034 (Cayman Islands)                       21,500
EUR    240,000 Chester Asset Receivables Dealings
               PLC FRN Ser. 02-B, Class C,  3.335s,
               2009 (United Kingdom)                                    314,594
               Conseco Finance Ser. 02-C
      $309,833 Class AFIO, IO, 7 1/2s, 2032                              10,317
       173,571 Class AVIO, IO, 7 1/2s, 2032                               5,849
               Conseco Finance Securitizations Corp.
       296,935 Ser. 00-2, Class A4, 8.48s, 2030                         297,072
       409,517 Ser. 00-4, Class A4, 7.73s, 2031                         399,185
        56,000 Ser. 00-4, Class A5, 7.97s, 2032                          47,867
       781,000 Ser. 00-4, Class A6, 8.31s, 2032                         689,906
       325,000 Ser. 01-04, Class A4, 7.36s, 2033                        330,700
       449,000 Ser. 01-1, Class A5, 6.99s, 2032                         426,863
       441,045 Ser. 02-2, Class A, IO, 8 1/2s, 2033                     115,703
     3,104,000 Countrywide Alternative Loan Trust
               Ser. 05-24, Class 1X, IO, 5s, 2035                        86,330
               Countrywide Asset Backed
               Certificates 144A
        14,847 Ser. 03-5NF, Class NF, 6 3/4s, 2034                       14,889
       137,511 Ser. 04-1NIM, Class Note, 6s, 2034                       138,385
       291,349 Ser. 04-6N, Class N1, 6 1/4s, 2035                       293,443
        47,631 Ser. 04-BC1N, Class Note, 5 1/2s,
               2035                                                      47,765
               Countrywide Home Loans
     1,371,748 Ser. 04-25, Class 2X, IO, 1.08s,
               2035                                                      44,582
     2,658,763 Ser. 05-2, Class 2X, IO, 0.978s,
               2035                                                      87,241
       129,915 CS First Boston Mortgage Securities
               Corp. 144A Ser. 04-FR1N, Class A,
               5s, 2034                                                 129,915
       420,000 First Chicago Lennar Trust 144A Ser.
               97-CHL1, Class E, 7.676s, 2039                           438,900
        99,247 First Consumers Master Trust FRN
               Ser. 01-A, Class A, 3.264s, 2008                          98,441
               First Franklin Mortgage Loan NIM
               Trust 144A
        55,791 Ser. 04-FF10, Class N1, 4.45s, 2034
               (Cayman Islands)                                          55,787
        44,994 Ser. 04-FF7A, Class A, 5s, 2034                           45,003
               Fremont NIM Trust 144A
        67,797 Ser. 04-3, Class A, 4 1/2s, 2034                          67,587
        44,057 Ser. 04-3, Class B, 7 1/2s, 2034                          42,242
         9,111 Ser. 04-A, Class Note, 4 3/4s, 2034                        9,075
        45,394 Ser. 04-B, Class Note, 4.703s, 2034                       45,394
       145,430 GE Capital Credit Card Master Note
               Trust FRB Ser. 04-2, Class
               C, 3.434s, 2010                                          145,430
       214,579 GMAC Mortgage Corp. Loan Trust Ser.
               05-AR1, Class 1A2, 4.432s, 2035                          214,780
               Granite Mortgages PLC FRB
EUR    455,000 Ser. 03-2, Class 2C1, 5.2s, 2043
               (United Kingdom)                                         634,945
GBP    340,000 Ser. 03-2, Class 3C, 6.49s, 2043
               (United Kingdom)                                         675,010
      $100,000 Ser. 02-1, Class 1C, 4.445s, 2042
               (United Kingdom)                                         101,570
        70,000 Ser. 02-2, Class 1C, 4.395s, 2043
               (United Kingdom)                                          71,120
               Green Tree Financial Corp.
        87,865 Ser. 94-4, Class B2, 8.6s, 2019                           64,399
       203,128 Ser. 94-6, Class B2, 9s, 2020                            169,442
        84,541 Ser. 95-4, Class B1, 7.3s, 2025                           83,485
        89,000 Ser. 99-3, Class A6, 6 1/2s, 2031                         91,212
     1,275,000 Ser. 99-5, Class A5, 7.86s, 2030                       1,137,623
       712,015 Greenpoint Manufactured Housing Ser.
               00-3, Class IA, 8.45s, 2031                              687,595
       549,000 GS Auto Loan Trust 144A Ser. 04-1,
               Class D, 5s, 2011                                        541,093
               GSAMP Trust 144A
         5,145 Ser. 03-HE1N, Class Note, 7 1/4s,
               2033                                                       5,145
        20,497 Ser. 04-FM1N, Class Note, 5 1/4s,
               2033                                                      20,466
        38,547 Ser. 04-HE1N, Class N1, 5s, 2034                          38,470
       226,260 Ser. 04-NIM1, Class N1, 5 1/2s, 2034                     225,920
        26,725 Ser. 04-SE2N, Class Note, 5 1/2s,
               2034                                                      26,699
       302,727 High Income Trust Securities 144A
               FRB Ser. 03-1A, Class A,  3.27s,
               2036 (Cayman Islands)                                    296,672
               Holmes Financing PLC FRB
        57,000 Ser. 8, Class 2C, 3.861s, 2040
               (United Kingdom)                                          57,267
        50,000 Ser. 4, Class 3C, 4.441s, 2040
               (United Kingdom)                                          50,640
               Home Equity Asset Trust 144A
        18,577 Ser. 02-5N, Class A, 8s, 2033                             18,577
        27,722 Ser. 03-7N, Class A, 5 1/4s, 2034                         27,740
        38,356 Ser. 04-1N, Class A, 5s, 2034                             38,356
        52,330 Ser. 04-3N, Class A, 5s, 2034                             52,330
        59,135 Ser. 04-4N, Class A, 5s, 2034                             59,135
       232,657 Ser. 04-5N, Class A, 5 1/4s, 2034                        232,657
       127,760 Ser. 05-6N, Class A, 5 1/4s, 2035                        127,331
       300,000 LNR CDO, Ltd. 144A FRB Ser. 02-1A,
               Class FFL, 5.77s, 2037 (Cayman
               Islands)                                                 296,400
               Long Beach Asset Holdings Corp. NIM
               Trust 144A
        26,425 Ser. 04-2, Class N1, 4.94s, 2034                          26,425
        86,666 Ser. 04-5, Class Note, 5s, 2034                           86,857
GBP    200,000 Lothian Mortgages PLC 144A FRN Ser.
               3A, Class D, 5.731s, 2039 (United
               Kingdom)                                                 381,940
       $35,601 Marriott Vacation Club Owner Trust
               144A Ser. 04-1A, Class C,  5.265s,
               2026                                                      35,862
               Master Asset Backed Securities NIM
               Trust 144A
        16,066 Ser. 04-CI3, Class N1, 4.45s, 2034                        16,066
        76,256 Ser. 04-CI5, Class N1, 4.946s, 2034                       76,371
        82,000 Ser. 04-CI5, Class N2, 9s, 2034                           81,672
        50,641 Ser. 04-HE1A, Class Note, 5.191s,
               2034                                                      50,815
       170,000 MBNA Credit Card Master Note Trust
               FRN Ser. 03-C5, Class C5,  4.134s,
               2010                                                     173,452
               Merrill Lynch Mortgage Investors, Inc.
         5,834 Ser. 03-WM3N, Class N1, 8s, 2005                           5,839
        66,000 Ser. 04-WMC3, Class B3, 5s, 2035                          63,979
               Merrill Lynch Mortgage Investors,
               Inc. 144A
        25,362 Ser. 03-OP1N, Class N1, 7 1/4s, 2034                      25,385
        25,195 Ser. 04-FM1N, Class N1, 5s, 2035
               (Cayman Islands)                                          25,195
        39,859 Ser. 04-HE1N, Class N1, 5s, 2006                          39,598
        23,315 Ser. 04-WM2N, Class N1, 4 1/2s, 2005                      23,228
        61,102 Ser. 04-WM3N, Class N1, 4 1/2s, 2005                      60,796
       170,000 Metris Master Trust 144A FRN Ser.
               01-2, Class C, 4 3/4s, 2009                              169,811
       226,634 MMCA Automobile Trust Ser. 02-1,
               Class B, 5.37s, 2010                                     227,087
        50,000 Morgan Stanley ABS Capital I FRB
               Ser. 04-HE8, Class B3, 6.22s, 2034                        51,808
         5,251 Morgan Stanley ABS Capital I 144A
               Ser. 04-NC2N, Class Note,  6 1/4s,
               2033                                                       5,264
               Morgan Stanley Auto Loan Trust 144A
        34,000 Ser. 04-HB1, Class D, 5 1/2s, 2011                        33,743
        86,000 Ser. 04-HB2, Class E, 5s, 2012                            82,517
               Morgan Stanley Dean Witter Capital I
               FRB
        27,348 Ser. 01-NC3, Class B1, 5.47s, 2031                        27,231
        42,872 Ser. 01-NC4, Class B1, 5.52s, 2032                        42,475
       286,896 Neon Capital, Ltd. 144A limited
               recourse sec. notes Ser. 96,
               1.458s, 2013 (Cayman Islands) (F)
               (g) (h)                                                  301,459
        30,607 New Century Mortgage Corp. NIM Trust
               144A Ser. 03-B, Class Note, 6 1/2s,
               2033                                                      30,684
        72,433 Nomura Asset Acceptance Corp. 144A
               Ser. 04-R2, Class PT,  10.118s, 2034                      78,680
        60,317 Novastar NIM Trust 144A Ser. 04-N2,
               Class Note, 4.458s, 2034                                  60,317
               Oakwood Mortgage Investors, Inc.
        56,398 Ser. 00-A, Class A2, 7.765s, 2017                         48,289
       309,000 Ser. 00-D, Class A4, 7.4s, 2030                          194,352
       130,307 Ser. 01-C, Class A2, 5.92s, 2017                          77,409
       423,140 Ser. 01-E, Class A2, 5.05s, 2019                         331,053
       306,339 Ser. 02-A, Class A2, 5.01s, 2020                         252,963
       102,000 Ser. 02-B, Class A4, 7.09s, 2032                          91,004
       449,136 Ser. 02-C, Class A1, 5.41s, 2032                         395,726
       311,339 Ser. 99-D, Class A1, 7.84s, 2029                         291,892
        97,942 Oakwood Mortgage Investors, Inc.
               144A Ser. 01-B, Class A4,  7.21s,
               2030                                                      92,122
         4,271 Option One Mortgage Securities Corp.
               NIM Trust 144A Ser. 03-5, Class
               Note, 6.9s, 2033                                           4,292
               Park Place Securities NIM Trust 144A
        48,462 Ser. 04-MCWN1, Class A, 4.458s, 2034                      48,583
        82,000 Ser. 04-WCW2, Class D, 7.387s, 2034
               (Cayman Islands)                                          82,312
        17,026 Pass-Through Amortizing Credit Card
               Trust Ser. 02-1A, Class A3FL, 5.83s,
               2012                                                      17,056
       149,899 People's Choice Net Interest Margin
               Note 144A Ser. 04-2, Class A,  5s,
               2034                                                     150,236
               Permanent Financing PLC FRB
       120,000 Ser. 3, Class 3C, 4.12s, 2042
               (United Kingdom)                                         121,632
       177,000 Ser. 4, Class 3C, 3.77s, 2042
               (United Kingdom)                                         178,425
        49,000 Ser. 5, Class 2C, 3.62s, 2042
               (United Kingdom)                                          49,322
GBP    204,000 Ser. 6, Class 3C, 5.686s, 2042
               (United Kingdom)                                         389,579
               Pillar Funding PLC 144A FRB
      $120,000 Ser. 04-1A, Class C1, 4.01s, 2011
               (United Kingdom)                                         120,657
       100,000 Ser. 04-2A, Class C, 3.89s, 2011
               (United Kingdom)                                         100,096
               Providian Gateway Master Trust 144A
               FRN
       170,000 Ser. 04-BA, Class D, 4.354s, 2010                        170,403
       152,000 Ser. 04-EA, Class D, 3.884s, 2011                        152,037
       445,967 Residential Accredit Loans, Inc.
               Ser. 04-QA6, Class NB1, 5.005s, 2034                     450,903
       113,626 Residential Asset Securities Corp.
               144A Ser. 04-N10B, Class A1, 5s,
               2034                                                     113,626
       466,138 Residential Asset Securitization
               Trust IFB Ser. 03-A6, Class A5,
               IO, 4.48s, 2033                                           25,492
        50,000 Residential Mortgage Securities 144A
               FRB Ser. 20A, Class B1A,
               5.766s, 2038 (United Kingdom)                             95,485
               SAIL Net Interest Margin Notes 144A
        23,669 Ser. 03-12A, Class A, 7.35s, 2033
               (Cayman Islands)                                          23,896
        41,951 Ser. 03-13A, Class A, 6 3/4s, 2033
               (Cayman Islands)                                          42,240
         9,648 Ser. 03-3, Class A, 7 3/4s, 2033
               (Cayman Islands)                                           9,705
        45,350 Ser. 03-5, Class A, 7.35s, 2033
               (Cayman Islands)                                          44,588
        11,798 Ser. 03-8A, Class A, 7s, 2033
               (Cayman Islands)                                          11,875
        28,147 Ser. 03-9A, Class A, 7s, 2033
               (Cayman Islands)                                          28,156
        31,272 Ser. 03-BC2A, Class A, 7 3/4s, 2033
               (Cayman Islands)                                          30,966
       123,172 Ser. 04-10A, Class A, 5s, 2034
               (Cayman Islands)                                         123,209
        49,548 Ser. 04-2A, Class A, 5 1/2s, 2034
               (Cayman Islands)                                          49,558
       120,345 Ser. 04-4A, Class A, 5s, 2034
               (Cayman Islands)                                         120,369
        50,000 Ser. 04-4A, Class B, 7 1/2s, 2034
               (Cayman Islands)                                          49,800
        56,012 Ser. 04-7A, Class A, 4 3/4s, 2034
               (Cayman Islands)                                          55,956
        42,773 Ser. 04-7A, Class B, 6 3/4s, 2034
               (Cayman Islands)                                          41,670
        41,669 Ser. 04-8A, Class B, 6 3/4s, 2034
               (Cayman Islands)                                          41,164
       118,892 Ser. 04-AA, Class A, 4 1/2s, 2034
               (Cayman Islands)                                         118,571
        38,929 Ser. 04-BNCA, Class A, 5s, 2034
               (Cayman Islands)                                          38,940
       159,826 Sasco Net Interest Margin Trust 144A
               Ser. 05-WF1A, Class A,  4 3/4s, 2035                     160,193
               Sharps SP I, LLC Net Interest Margin
               Trust 144A
        33,761 Ser. 03-0P1N, Class NA, 4.45s, 2033                       33,761
        11,177 Ser. 03-HS1N, Class N, 7.48s, 2033                        11,205
         4,491 Ser. 03-NC1N, Class N, 7 1/4s, 2033                        4,491
        20,443 Ser. 04-4N, Class Note, 6.65s, 2034                       20,443
        28,163 Ser. 04-HE2N, Class NA, 5.43s, 2034                       28,092
               Structured Adjustable Rate Mortgage
               Loan Trust
        73,866 Ser. 04-10, Class 1A1, 4.94s, 2034                        74,711
        96,780 Ser. 04-16, Class 1A2, 5.032s, 2034                       97,929
     3,231,795 Ser. 04-19, Class 2A1X, IO, 0.479s,
               2035                                                      56,556
       573,085 Ser. 04-20, Class 1A2, 5.092s, 2035                      579,588
       956,845 Ser. 05-1, Class 1A1, 5.16s, 2035                        968,949
       907,195 Ser. 05-7, Class 1A3, 5.416s, 2035                       921,932
     4,540,413 Ser. 05-9, Class AX, IO, 0.492s,
               2035                                                     136,212
               Structured Asset Investment Loan
               Trust
       279,999 Ser. 03-BC8, Class A, IO, 6s, 2005                         5,381
     1,959,999 Ser. 04-1, Class A, IO, 6s, 2005                          27,958
               Structured Asset Securities Corp.
       400,000 IFB Ser. 05-6, Class 5A8, 8.3s, 2035                     381,262
       295,909 Ser. 02-HF1, Class A, IO, 6s, 2005                         1,279
       188,000 TIAA Real Estate CD0, Ltd. 144A FRN
               Ser. 02-1A, Class III, FRN,  7.6s,
               2037 (Cayman Islands)                                    199,574
               Wells Fargo Home Equity Trust 144A
        69,556 Ser. 04-1N, Class A, 5s, 2034                             69,765
       150,065 Ser. 04-2, Class N1, 4.45s, 2034
               (Cayman Islands)                                         150,056
        49,000 Ser. 04-2, Class N2, 8s, 2034
               (Cayman Islands)                                          46,550
        70,259 WFS Financial Owner Trust Ser. 04-3,
               Class D, 4.07s, 2012                                      69,795
       167,000 Whole Auto Loan Trust 144A Ser.
               04-1, Class D, 5.6s, 2011                                166,687
                                                                 --------------
               Total Asset-backed securities
               (cost $27,472,322)                                   $27,555,612

Corporate bonds and notes (14.2%) (a)
Principal amount                                                          Value

Capital Goods (0.1%)
-------------------------------------------------------------------------------
      $185,000 Waste Management, Inc. company
               guaranty 6 3/8s, 2012                                   $201,917

Communication Services (0.4%)
-------------------------------------------------------------------------------
       100,000 Ameritech Capital Funding company
               guaranty 6 1/4s, 2009                                    106,205
        60,000 AT&T Wireless Services, Inc. sr.
               notes 8 3/4s, 2031                                        81,825
       115,000 AT&T Wireless Services, Inc. sr.
               notes 7 7/8s, 2011                                       132,313
       100,000 France Telecom notes 8 3/4s, 2031
               (France)                                                 135,383
       150,000 Telefonica Europe BV company
               guaranty 7 3/4s, 2010 (Netherlands)                      172,023
        80,000 Vodafone Group PLC notes 7 7/8s,
               2030 (United Kingdom)                                    105,148
                                                                 --------------
                                                                        732,897

Conglomerates (0.1%)
-------------------------------------------------------------------------------
        90,000 Tyco International Group SA company
               guaranty 6 3/4s,  2011 (Luxembourg)                       98,807

Consumer Cyclicals (0.3%)
-------------------------------------------------------------------------------
       170,000 DaimlerChrysler NA Holding Corp.
               company guaranty 7.2s, 2009                              180,168
       360,000 Ford Motor Credit Corp. notes
               7 7/8s, 2010                                             346,463
                                                                 --------------
                                                                        526,631

Consumer Staples (0.6%)
-------------------------------------------------------------------------------
       220,000 AT&T Broadband Corp. company
               guaranty 8 3/8s, 2013                                    267,083
       170,000 Cox Enterprises, Inc. 144A notes
               4 3/8s, 2008                                             168,466
        73,074 CVS Corp. 144A pass-through
               certificates 6.117s, 2013                                 77,732
       230,000 Echostar DBS Corp. sr. notes 5 3/4s,
               2008                                                     226,263
       120,000 Miller Brewing Co. 144A notes
               5 1/2s, 2013                                             123,464
         5,000 News America, Inc. debs. 7 1/4s,
               2018                                                       5,758
       115,000 TCI Communications, Inc. debs. 9.8s,
               2012                                                     146,522
                                                                 --------------
                                                                      1,015,288

Financial (8.8%)
-------------------------------------------------------------------------------
       120,000 AXA Financial, Inc. sr. notes
               7 3/4s, 2010                                             137,758
        35,000 Bank of New York Co., Inc. (The) sr.
               sub. notes FRN 3.4s, 2013                                 33,860
EUR  1,500,000 Bayerische Landesbank bonds Ser. 5,
               5 1/4s, 2009 (Germany)                                 2,112,394
      $275,000 Bosphorus Financial Services Ltd.
               144A sec. FRN 4.81s, 2012 (Cayman
               Islands)                                                 274,941
        95,000 CIT Group, Inc. sr. notes 7 3/4s,
               2012                                                     110,418
EUR  9,300,000 Depfa ACS Bank sr. sec. public loan
               notes 3 1/4s, 2008 (Ireland)                          12,226,522
       $50,000 General Electric Capital Corp. notes
               Ser. A, 6 3/4s, 2032                                      59,669
        95,000 Goldman Sachs Group, Inc. (The)
               notes 4 3/4s, 2013                                        93,365
       125,000 Household Finance Corp. notes
               6 3/8s, 2012                                             136,222
        35,000 Nationwide Financial Services, Inc.
               notes 5 5/8s, 2015                                        36,044
       115,000 Principal Life Global Funding I 144A
               sec. notes 5 1/4s, 2013                                  119,143
                                                                 --------------
                                                                     15,340,336

Government (2.9%)
-------------------------------------------------------------------------------
CHF    700,000 European Investment Bank
               supranational bank bonds 3 1/2s,
               2014 (Luxembourg)                                        659,650
EUR  1,500,000 Norddeutsche Landesbank Girozentrale
               bonds Ser. 7, 5 3/4s, 2010 (Germany)                   2,208,236
CHF  2,375,000 Oester Postspark Bawag foreign
               government guaranty Ser. EMTN,
                3 1/4s, 2011 (Austria)                                2,179,229
                                                                 --------------
                                                                      5,047,115

Health Care (0.1%)
-------------------------------------------------------------------------------
        15,000 American Home Products Corp. notes
               6.95s, 2011                                               16,700
        75,000 Bayer Corp. 144A FRB 6.2s, 2008                           78,551
       120,000 Wyeth notes 5 1/2s, 2013                                 124,275
                                                                 --------------
                                                                        219,526

Technology (--%)
-------------------------------------------------------------------------------
        75,000 Motorola, Inc. notes 7 5/8s, 2010                         85,265

Utilities & Power (0.9%)
-------------------------------------------------------------------------------
        40,000 AEP Texas Central Co. sr. notes
               Ser. D, 5 1/2s, 2013                                      41,317
       310,000 Consumers Energy Co. 1st mtge.
               Ser. B, 5 3/8s, 2013                                     316,254
        90,000 Duke Capital Corp. sr. notes Ser. A,
               6 1/4s, 2005                                              90,473
        40,000 National Fuel Gas Co. notes 5 1/4s,
               2013                                                      40,774
        85,000 Northern States Power Co. 1st mtge.
               Ser. B, 8s, 2012                                         102,358
        50,000 PP&L Capital Funding, Inc. company
               guaranty Ser. D, 8 3/8s, 2007                             54,091
       150,000 Public Services Co. of Colorado sr.
               notes Ser. A, 6 7/8s, 2009                               163,247
EUR    505,000 Veolia Environnement sr. unsub.
               notes Ser. EMTN, 5 3/8s, 2018
               (France)                                                 726,001
       $34,492 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON) (F)                                                      1
                                                                 --------------
                                                                      1,534,516
                                                                 --------------
               Total Corporate bonds and notes
               (cost $20,580,460)                                   $24,802,298

Collateralized mortgage obligations (13.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $81,000 Amresco Commercial Mortgage Funding
               I 144A Ser. 97-C1,  Class H, 7s,
               2029                                                     $83,594
       100,000 Banc of America Commercial Mortgage,
               Inc. 144A Ser. 01-PB1,  Class K,
               6.15s, 2035                                              104,248
               Banc of America Large Loan 144A FRB
       100,000 Ser. 02-FL2A, Class L1, 5.89s, 2014                      100,031
       100,000 Ser. 05-BOCA, Class L, 4.53s, 2016                       100,152
       156,000 Banc of America Structured Security
               Trust 144A Ser. 02-X1, Class
               A3, 5.436s, 2033                                         162,892
       100,000 Bear Stearns Commercial Mortgage
               Securitization Corp. Ser.
               00-WF2, Class F, 8.453s, 2032                            118,203
       100,000 Bear Stearns Commercial Mortgage
               Securitization Corp. 144A Ser.
               04-ESA, Class K, 5.45s, 2016                             100,000
               Chase Commercial Mortgage Securities
               Corp. 144A Ser. 98-1
       362,000 Class F, 6.56s, 2030                                     387,984
        89,000 Class G, 6.56s, 2030                                      95,351
       203,000 Class H, 6.34s, 2030                                     175,966
       340,000 Commercial Mortgage Acceptance Corp.
               Ser. 97-ML1, Class A3,  6.57s, 2030                      353,426
               Commercial Mortgage Acceptance Corp.
               144A
       157,000 Ser. 98-C1, Class F, 6.23s, 2031                         166,346
        55,000 Ser. 98-C2, Class F, 5.44s, 2030                          55,870
       158,000 Commercial Mortgage Pass-Through
               Certificates 144A Ser.
               01-FL4A, Class D, 3.804s, 2013                           156,815
       119,000 CS First Boston Mortgage Securities
               Corp. Ser. 97-C2, Class F,  7.46s,
               2035                                                     128,947
               CS First Boston Mortgage Securities
               Corp. 144A
        87,000 FRB Ser. 03-TF2A, Class L, 6.954s,
               2014                                                      86,708
        81,000 Ser. 02-CP5, Class M, 5 1/4s, 2035                        58,333
       219,000 DLJ Commercial Mortgage Corp. Ser.
               99-CG2, Class B4, 6.1s, 2032                             226,192
       129,000 DLJ Commercial Mortgage Corp. 144A
               Ser. 99-CG2, Class B3, 6.1s, 2032                        133,571
               DLJ Mortgage Acceptance Corp. 144A
               Ser. 97-CF1
        61,000 Class B1, 7.91s, 2030                                     65,446
       160,000 Class A3, 7.76s, 2030                                    168,101
GBP     92,204 European Loan Conduit FRN Ser. 6X,
               Class E, 6.6683s, 2010 (United
               Kingdom)                                                 178,512
GBP     48,023 European Loan Conduit 144A FRN Ser.
               6A, Class F, 7.116s, 2010 (United
               Kingdom)                                                  93,672
               Fannie Mae
      $400,194 FRB Ser. 05-22, Class UF, zero %,
               2035                                                     410,342
       500,000 FRB Ser. 05-45, Class DC, 3.26s,
               2030                                                     564,700
       156,584 IFB Ser. 02-97, Class TW, IO,
               6 1/2s, 2031                                              26,452
     1,046,718 IFB Ser. 03-118, Class SF, IO,
               5.08s, 2033                                              122,581
       768,159 IFB Ser. 03-122, Class SA, IO,
               4.08s, 2028                                               57,124
       812,811 IFB Ser. 03-122, Class SJ, IO,
               4.08s, 2028                                               59,969
       178,719 IFB Ser. 03-87, Class SP, 10.395s,
               2032                                                     177,821
       196,970 IFB Ser. 05-16, Class SI, IO, 3.63s,
               2035                                                      11,141
       350,640 IFB Ser. 05-17, Class ES, IO, 3.73s,
               2035                                                      35,995
       545,332 IFB Ser. 05-17, Class SA, IO, 3.68s,
               2035                                                      47,291
       603,635 IFB Ser. 05-17, Class SE, IO, 3.68s,
               2035                                                      48,951
       164,891 IFB Ser. 05-17, Class SY, IO, 3.73s,
               2035                                                      16,257
       621,170 IFB Ser. 05-23, Class SG, IO, 3.68s,
               2035                                                      44,647
     1,394,223 IFB Ser. 05-29, Class SC, IO, 3.73s,
               2035                                                     126,351
       486,762 IFB Ser. 05-29, Class SD, IO, 3.73s,
               2035                                                      39,549
       800,465 IFB Ser. 05-29, Class SX, IO, 3.68s,
               2035                                                      59,535
     1,829,836 IFB Ser. 05-29, Class SY, IO, 3.68s,
               2035                                                     152,963
       300,000 IFB Ser. 05-37, Class SU, 18s, 2035                      368,384
       224,684 Ser. 00-T6, Class A1, 7 1/2s, 2030                       238,424
       259,516 Ser. 01-T10, Class A2, 7 1/2s, 2041                      275,943
       289,134 Ser. 01-T12, Class A2, 7 1/2s, 2041                      307,296
       389,318 Ser. 01-T7, Class A1, 7 1/2s, 2041                       413,125
    30,473,958 Ser. 02-26, IO, 0.249s, 2048                             170,648
    12,054,737 Ser. 02-T18, IO, 0.52s, 2042                             144,347
       241,510 Ser. 02-T4, Class A3, 7 1/2s, 2041                       256,858
       715,404 Ser. 02-T4, Class A4, 9 1/2s, 2041                       777,098
       722,560 Ser. 02-T4, IO, 0.45s, 2041                                6,280
        98,589 Ser. 02-T6, Class A2, 7 1/2s, 2041                       104,672
        47,108 Ser. 02-W3, Class A5, 7 1/2s, 2028                        50,178
     1,570,986 Ser. 03-22, IO, 6s, 2033                                 291,629
       597,820 Ser. 03-26, Class OI, IO, 5 1/2s,
               2032                                                      95,264
     2,141,008 Ser. 03-45, Class AI, IO, 5 1/2s,
               2033                                                     320,482
       399,068 Ser. 03-71, Class IE, IO, 5 1/2s,
               2033                                                      77,956
     2,095,625 Ser. 03-W10, Class 1, IO, 1.985s,
               2043                                                      99,542
     2,037,001 Ser. 03-W17, Class 12, IO, 1.159s,
               2033                                                      56,331
     1,790,586 Ser. 03-W6, Class 11, IO, 1.508s,
               2042                                                      13,595
               Fannie Mae
     1,637,575 Ser. 03-W6, Class 21, IO, 0.658s,
               2042                                                         969
     4,492,133 Ser. 03-W8, Class 12, IO, 1.639s,
               2042                                                     173,349
       924,516 Ser. 04-23, IO, 5 1/2s, 2034                             191,401
       110,000 Ser. 05-45, Class PC, IO, 11 1/4s,
               2035                                                     121,220
       767,033 Ser. 05-45, Class PL, IO, 3 3/4s,
               2035                                                      66,042
        69,120 Ser. 254, Class 2, IO, 7 1/2s, 2024                       15,939
        62,511 Ser. 318, Class 2, IO, 6s, 2032                           12,262
     1,049,620 Ser. 329, Class 2, IO, 5 1/2s, 2033                      221,540
       592,551 Ser. 331, Class 1, IO, 5 1/2s, 2032                      110,451
     1,440,697 Ser. 333, Class 2, IO, 5 1/2s, 2033                      305,998
     2,628,413 Ser. 338, Class 2, IO, 5 1/2s, 2033                      557,516
       479,588 Ser. 343, Class 25, IO, 4 1/2s, 2018                      73,031
       273,716 Ser. 343, Class 26, IO, 4 1/2s, 2018                      43,164
     1,958,722 Ser. 343, Class 27, IO, 4 1/2s, 2018                     312,528
       368,921 Ser. 346, Class 2, IO, 5 1/2s, 2033                       76,494
     1,727,597 Ser. 350, Class 2, IO, 5 1/2s, 2034                      357,885
     3,435,187 Ser. 353, Class 1, Principal Only
               (PO), zero %, 2034                                     2,596,170
       765,432 Ser. 354, Class 1, PO, zero %, 2034                      606,986
       485,878 Ser. 99-T2, Class A1, 7 1/2s, 2039                       518,133
        82,820 Federal Home Loan Mortgage Corp.
               Structured Pass-Through
               Securities Ser. T-42, Class A5,
               7 1/2s, 2042                                              88,176
       225,000 FFCA Secured Lending Corp. Ser.
               99-1A, Class C1, 7.59s, 2025                             157,500
       209,000 First Union-Lehman Brothers
               Commercial Mortgage Trust II Ser.
               97-C2, Class F, 7 1/2s, 2029                             242,864
       114,000 First Union-Lehman Brothers-Bank of
               America 144A Ser. 98-C2,  Class G,
               7s, 2035                                                 128,224
               Freddie Mac
       405,401 IFB Ser. 2763, Class SC, 16.785s,
               2032                                                     457,085
       400,000 IFB Ser. 2945, Class SA, 6.977s,
               2020                                                     396,872
       481,529 IFB Ser. 2828, Class GI, IO, 4.546s,
               2034                                                      61,476
       267,424 IFB Ser. 2869, Class SH, IO, 4.346s,
               2034                                                      24,722
     1,266,752 IFB Ser. 2869, Class JS, IO, 4.296s,
               2034                                                     115,191
       249,108 IFB Ser. 2882, Class SL, IO, 4.246s,
               2034                                                      25,945
       456,323 IFB Ser. 2815, Class PT, IO, 4.096s,
               2032                                                      41,925
       712,150 IFB Ser. 2594, Class OS, IO, 4.096s,
               2032                                                      47,959
     1,420,157 IFB Ser. 2962, Class BS, IO, 3.83s,
               2035                                                      96,748
       443,617 IFB Ser. 2927, Class SI, IO, 5.546s,
               2035                                                      65,335
       352,812 IFB Ser. 2927, Class ES, IO, 3.746s,
               2035                                                      29,605
       485,985 IFB Ser. 2950, Class SM, IO, 3.746s,
               2016                                                      37,056
       188,291 Ser. 224, IO, 6s, 2033                                    36,255
       826,781 Ser. 226, IO, 5 1/2s, 2034                               177,287
       345,933 Ser. 223, IO, 5 1/2s, 2032                                70,272
       243,979 Ser. 2553, Class IJ, IO, 5 1/2s,
               2020                                                       5,111
     3,442,937 Ser. 227, IO, 5s, 2034                                   825,222
       180,528 Ser. 2696, PO, zero %, 2033                              133,370
        53,000 GE Capital Commercial Mortgage Corp.
               144A Ser. 00-1, Class H,  6.131s,
               2033                                                      33,540
        24,657 GMAC Commercial Mortgage Securities,
               Inc. 144A FRN Ser. 02-FL1A, Class D,
               5.66s, 2014                                               24,627
               Government National Mortgage
               Association
       394,920 IFB Ser. 03-114, Class SP, 11.04s,
               2027                                                     406,385
       585,440 IFB Ser. 04-86, Class SW, IO, 3.76s,
               2034                                                      43,167
     1,405,848 IFB Ser. 05-28, Class SA, IO, 3.35s,
               2035                                                      74,905
       356,738 Ser. 05-13, Class PI, IO, 5 1/2s,
               2033                                                      57,970
       319,929 Ser. 05-13, Class MI, IO, 5 1/2s,
               2032                                                      49,958
        95,000 GS Mortgage Securities Corp. II 144A
               FRB Ser. 03-FL6A, Class L, 6.204s,
               2015                                                      95,534
               Guggenheim Structured Real Estate
               Funding, Ltd. 144A Ser. 05-1
       175,000 Class D, 5s, 2030                                        174,790
       100,000 Class E, 5s, 2030                                         99,711
       331,000 IStar Asset Receivables Trust Ser.
               02-1A, Class E, 4.295s, 2020                             331,199
     4,295,769 JP Morgan Chase Commercial Mortgage
               Securities Corp. 144A Ser. 04-FL1A,
               Class X1A, IO, 0.929s, 2019                               35,011
       238,000 LB Commercial Conduit Mortgage Trust
               144A Ser. 98-C4, Class J,  5.6s,
               2035                                                     172,708
               Lehman Brothers Floating Rate
               Commercial Mortgage Trust 144A FRB
       170,000 Ser. 03-LLFA, Class L, 6.7s, 2014                        164,268
        66,000 Ser. 04-LLFA, Class H, 3.76s, 2017                        66,251
        65,597 Ser. 03-C4, Class A, 3.51s, 2015                          65,761
       156,000 Mach One Commercial Mortgage Trust
               144A Ser. 04-1A, Class H,  6.721s,
               2040                                                     152,961
               Merrill Lynch Mortgage Investors, Inc.
           496 Ser. 99-C1, Class A1, 7.37s, 2031                            495
        49,000 Ser. 98-C3, Class E, 7.143s, 2030                         54,192
       360,000 Morgan Stanley Capital I 144A Ser.
               04-RR, Class F7, 6s, 2039                                255,828
        78,000 Mortgage Capital Funding, Inc. FRB
               Ser. 98-MC2, Class E, 7.262s, 2030                        83,661
               PNC Mortgage Acceptance Corp. 144A
       100,000 Ser. 00-C1, Class J, 6 5/8s, 2010                         93,118
        76,000 Ser. 00-C2, Class J, 6.22s, 2033                          78,181
       255,000 Pure Mortgages 144A FRB Ser. 04-1A,
               Class F, 6.132s, 2034 (Ireland)                          255,255
GBP     99,376 Quick Star PLC FRN Class 1-D,
               5.758s, 2011 (United Kingdom)                            190,462
      $130,429 Salomon Brothers Mortgage Securities
               VII Ser. 96-C1, Class E,  8.421s,
               2028                                                     131,942
               Titan Europe PLC 144A FRN Ser. 04-2A
EUR    100,000 Class D, 3.044s, 2014 (Ireland)                          129,080
EUR    119,000 Class C, 2.644s, 2014 (Ireland)                          153,605
      $100,000 Wachovia Bank Commercial Mortgage
               Trust 144A FRB Ser. 05-WL5A, Class
               L, 6.19s, 2018                                            98,653
        87,000 Washington Mutual Asset Securities
               Corp. 144A Ser. 05-C1A, Class
               G, 5.72s, 2014                                            86,786
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $23,811,499)                       $22,655,363

Short-term investments (8.3%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $14,094,715 Putnam Prime Money Market Fund (e)                   $14,094,715
       350,000 U.S. Treasury Bills 2.748%, June 30,
               2005 (SEG)                                               348,397
                                                                 --------------
               Total Short-term investments
               (cost $14,443,112)                                   $14,443,112
-------------------------------------------------------------------------------
               Total Investments
               (cost $189,086,643)                                 $200,239,335
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $174,669,583.

(NON) Non-income-producing security.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2005.

  (F) Security is valued at fair value following procedures approved by the Trustees (Note 1).

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

  (g) The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

  (h) The notes are primarily secured by shares of PSF Group Holdings, Inc. class A common stock valued at approximately $198,200.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates at April 30, 2005.

      The rates shown on Inverse Floating Rate Bonds (IFB), which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at April 30, 2005.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at April 30, 2005: (as a percentage of Portfolio Value)

            Austria                                         4.4%
            Canada                                          3.5
            Cayman Islands                                  2.1
            Denmark                                         1.0
            France                                          5.1
            Germany                                        11.3
            Ireland                                         6.4
            Italy                                           0.9
            Netherlands                                     3.3
            Sweden                                          1.0
            United Kingdom                                  7.0
            United States                                  53.6
            Other                                           0.4
                                                         ------
            Total                                         100.0%


Forward currency contracts to buy at April 30, 2005 (Unaudited)
(aggregate face value $53,803,525)

                                                                                          Unrealized
                                                        Aggregate          Delivery      appreciation/
                                        Value          face value            date       (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                    $9,692,925        $9,543,706           7/20/05          $149,219
British Pound                         3,022,877         2,999,723           6/15/05            23,154
Euro                                  1,075,758         1,082,856           6/15/05            (7,098)
Japanese Yen                         34,254,579        35,287,613           5/18/05        (1,033,034)
Korean Won                            2,351,401         2,263,087           5/18/05            88,314
Polish Zloty                            420,631           464,426           6/15/05           (43,795)
South African Rand                      440,432           427,210           7/20/05            13,222
Swedish Krona                           859,683           866,292           6/15/05            (6,609)
Swiss Franc                             436,136           434,416           6/15/05             1,720
Taiwan Dollar                           446,822           434,196           5/18/05            12,626
------------------------------------------------------------------------------------------------------
                                                                                            $(802,281)
------------------------------------------------------------------------------------------------------



Forward currency contracts to sell at April 30, 2005 (Unaudited)
(aggregate face value $33,380,531)

                                                                                          Unrealized
                                                        Aggregate          Delivery      appreciation/
                                        Value          face value            date       (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                    $4,598,979        $4,518,564           7/20/05          $(80,415)
British Pound                         3,202,044         3,170,929           6/15/05           (31,115)
Canadian Dollar                       4,824,749         4,948,128           7/20/05           123,379
Danish Krone                            778,576           792,556           6/15/05            13,980
Euro                                  6,746,931         6,812,619           6/15/05            65,688
Japanese Yen                          1,125,832         1,112,390           5/18/05           (13,442)
Norwegian Krone                         502,357           502,032           6/15/05              (325)
Swedish Krona                         3,606,190         3,710,331           6/15/05           104,141
Swiss Franc                           7,636,626         7,812,982           6/15/05           176,356
------------------------------------------------------------------------------------------------------
                                                                                             $358,247
------------------------------------------------------------------------------------------------------



Futures contracts outstanding at April 30, 2005 (Unaudited)

                                                                                           Unrealized
                                          Number of                         Expiration    appreciation/
                                          contracts       Value               date       (depreciation)
------------------------------------------------------------------------------------------------------
Euro 90 day (Long)                           15        $3,590,250            Sep-06            $5,749
Euro 90 day (Long)                           15         3,593,625            Jun-06               (64)
Euro 90 day (Short)                          11         2,638,350            Mar-06            (2,074)
Euro 90 day (Short)                          14         3,362,275            Dec-05             2,421
Euro 90 day (Short)                          14         3,368,925            Sep-05             3,946
Euro 90 day (Short)                          15         3,621,563            Jun-05             5,143
Euro-Bobl 5 yr (Long)                        38         5,586,353            Jun-05            81,336
Euro-Bund 10 yr (Short)                      17         2,648,374            Jun-05           (66,092)
Interest Rate Swap 10 yr (Short)             29         3,203,594            Jun-05           (47,439)
Japanese Government
Bond - Mini 10 yr (Long)                     89        11,923,794            Jun-05           242,823
Japanese Government
Bond - TSE 10 yr (Long)                       5         6,697,331            Jun-05           138,682
U.S. Treasury Bond
20 yr (Long)                                150        17,226,563            Jun-05           280,122
U.S. Treasury Note
10 yr (Long)                                 92        10,250,813            Jun-05            77,350
U.S. Treasury Note
5 yr (Short)                                294        31,885,219            Jun-05          (127,327)
------------------------------------------------------------------------------------------------------
                                                                                             $594,576
------------------------------------------------------------------------------------------------------



TBA sale commitments outstanding at April 30, 2005 (Unaudited)
(proceeds receivable $13,841,273)

                                                        Principal         Settlement
Agency                                                   amount              date             Value
------------------------------------------------------------------------------------------------------
FNMA, 6s, May 1, 2035                                  $1,690,000           5/12/05        $1,734,626
FNMA, 5 1/2s, May 1, 2035                               1,000,000           5/12/05         1,009,688
FNMA, 5s, June 1, 2035                                    800,000           6/13/05           790,312
FNMA, 5s, May 1, 2035                                   1,900,000           5/12/05         1,881,742
FNMA, 5s, May 1, 2020                                     690,000           5/17/05           695,526
FNMA, 4 1/2s, June 1, 2020                              7,900,000           6/16/05         7,801,250
------------------------------------------------------------------------------------------------------
                                                                                          $13,913,144
------------------------------------------------------------------------------------------------------



Interest rate swap contracts outstanding at April 30, 2005 (Unaudited)

                                                                                          Unrealized
                                                         Notional        Termination     appreciation/
                                                          amount            date        (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A. dated
March 25, 2004 to pay semi-annually the
notional amount multiplied by 3.075% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.               $4,100,000           3/30/09          $173,087

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to pay
semi-annually the notional amount multiplied
by 4.945% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR.                                                932,200            7/9/14           (36,403)

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to receive
semi-annually the notional amount multiplied
by 2.931% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR.                                                736,600            7/9/06            (1,950)

Agreement with Merrill Lynch Capital
Services, Inc. dated February 16, 2005 to
receive semi-annually the notional amount
multiplied by the six month Euribor and pay
at maturity the notional amount multiplied
by 2.5645%.                                     EUR    11,300,000            2/19/07          (63,899)

Agreement with Merrill Lynch Capital
Services, Inc. dated September 27, 2002 to
receive semi-annually the notional amount
multiplied by the six month JPY-LIBOR-BBA
and pay semi-annually the notional amount
multiplied by 0.399%.                           JPY 1,135,000,000           10/1/07           (58,796)

Agreement with UBS, AG dated April 25,
2005 to pay annually the notional amount
multiplied by 2.974% and receive semi-
annually the notional amount multiplied by
the six month EUR-EURIBOR-Telerate.             EUR     4,400,000            4/27/10           (13,286)

Agreement with UBS, AG dated April 25,
2005 to receive annually the notional amount
multiplied by 2.453% and pay semi-annually
the notional amount multiplied by the six
month EUR-EURIBOR-Telerate.                     EUR     2,300,000            4/27/07             4,385

Agreement with UBS, AG dated April 25,
2005 to receive annually the notional amount
multiplied by 3.563% and pay semi-annually
the notional amount multiplied by the six
month EUR-EURIBOR-Telerate.                     EUR     2,100,000            4/27/15            11,825

Agreement with UBS, AG dated April 4,
2005 to pay quarterly the notional amount
multiplied by 2.61% and receive semi-annually
the notional amount multiplied by the six
month EUR-EURIBOR-Telerate.                     EUR    19,000,000            4/6/07           (104,160)
------------------------------------------------------------------------------------------------------
                                                                                              $(89,197)
------------------------------------------------------------------------------------------------------



Total return swap contracts outstanding at April 30, 2005 (Unaudited)

                                                         Notional       Termination       Unrealized
                                                          amount           date          appreciation
------------------------------------------------------------------------------------------------------
Agreement with Citibank dated
April 4, 2005 to pay at maturity the notional
amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities
Index adjusted by a modified duration factor
and an accrual of 85 basis points plus the
beginning of the period nominal spread of the
Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index and receive
at maturity the notional amount multiplied by
the nominal spread depreciation of the Lehman
Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a modified
duration factor.                                       $1,330,000            6/1/05            $3,802

Agreement with Citigroup Financial
Products, Inc. dated April 22, 2005 to receive
at maturity the notional amount multiplied by
the nominal spread appreciation of the Lehman
Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a modified
duration factor and an accrual of 40 basis points
plus the beginning of the period nominal spread
of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index and pay at
maturity the notional amount multiplied by the
nominal spread depreciation of the Lehman
Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a modified
duration factor.                                        1,975,000           11/1/05               690

Agreement with Deutsche Bank AG dated
April 13, 2005 to receive at maturity the
notional amount multiplied by the nominal
spread appreciation of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed
Securities Index adjusted by a modified duration
factor and an accrual of 100 basis points plus
the beginning of the period nominal spread of
the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index and pay at
maturity the notional amount multiplied by the
nominal spread depreciation of the Lehman
Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a modified
duration factor.                                        1,846,300           5/13/05             2,812

Agreement with Goldman Sachs Capital
Markets, L.P. dated December 29, 2004 to
pay at maturity the notional amount multiplied
by the spread depreciation of the Lehman
Brothers AAA Commercial Mortgage Backed
Securities Index adjusted by a modified duration
factor and receive at maturity the notional
amount multiplied by the appreciation of the
Lehman Brothers AAA Commercial Mortgage
Backed Securities Index plus 8 basis points.           12,286,000            7/1/05            41,146

Agreement with Goldman Sachs Capital
Markets, L.P. dated October 29, 2004 to
receive at maturity the notional amount
multiplied by the nominal spread appreciation
of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index adjusted by
a modified duration factor and an accrual of
25 basis points plus the beginning of the period
nominal spread of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed Securities
Index and pay at maturity the notional amount
multiplied by the nominal spread depreciation
of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index adjusted by a
modified duration factor.                               2,708,878            5/2/05             4,389
------------------------------------------------------------------------------------------------------
                                                                                              $52,839
------------------------------------------------------------------------------------------------------



Credit default contracts outstanding at April 30, 2005 (Unaudited)

                                                                                           Unrealized
                                                                           Notional       appreciation/
                                                                            amount       (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs Capital Markets effective
April 15, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread
on issue and the market spread on day of execution and pay
quarterly 40 basis points times the notional amount. Upon a
credit default event of a reference entity within the DJ IG CDX 4
Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX
4 Index.                                                                 $1,975,000           $17,579

Agreement with Goldman Sachs Capital Markets effective
April 15, 2005, maturing on June 20, 2010, to receive a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 66.25 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 4 Index 7-10% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX 4 Index
7-10% tranche.                                                            1,975,000              (569)

Agreement with Lehman Brothers Finance S.A. effective April 26,
2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to pay quarterly 40 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within
the DJ IG CDX Series 4 Index.                                             1,960,000             4,478

Agreement with Lehman Brothers Finance S.A. effective
April 26, 2005, maturing on June 20, 2010, to receive a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly
56 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 4 Index 7-10%
tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-
market value of the reference entity within the DJ IG CDX 4 Index
7-10% tranche.                                                            1,960,000            (8,951)

Agreement with Lehman Brothers Finance S.A. effective
April 15, 2005, maturing on June 20, 2010, to receive a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 65 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 4 Index 7-10% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX 4 Index
7-10% tranche.                                                              987,500              (164)

Agreement with Lehman Brothers Finance S.A. effective April 21,
2005, maturing on June 20, 2010, to receive a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 57 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 4 Index 7-10% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the DJ IG CDX 4 Index 7-10% tranch.                           980,000            (3,940)

Agreement with Lehman Brothers Finance S.A. effective April 21,
2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to pay quarterly 40 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the DJ IG CDX Series 4 Index.                                 980,000           (14,660)

Agreement with Lehman Brothers Finance S.A. effective
April 15, 2005, maturing on June 20, 2010, to pay quarterly
40 basis points times the notional amount. Upon a credit
default event of any reference entity within the DJ IG CDX
Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG
CDX Series 4 Index.                                                         987,500               463
------------------------------------------------------------------------------------------------------
                                                                                              $(5,764)
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
April 30, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $174,991,928)              $186,144,620
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $14,094,715) (Note 5)          14,094,715
-------------------------------------------------------------------------------
Cash                                                                  413,677
-------------------------------------------------------------------------------
Foreign currency (cost $744,267) (Note 1)                             752,067
-------------------------------------------------------------------------------
Interest and other receivables                                      1,993,041
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                654,689
-------------------------------------------------------------------------------
Receivable for securities sold                                      2,877,759
-------------------------------------------------------------------------------
Receivable for sales of delayed delivery securities (Note 1)       30,142,652
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)               785,691
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             338,539
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                           242,136
-------------------------------------------------------------------------------
Receivable for closed swap contracts (Note 1)                           1,415
-------------------------------------------------------------------------------
Receivable for open credit default contracts (Note 1)                  22,520
-------------------------------------------------------------------------------
Premiums paid on credit default contracts (Note 1)                     26,784
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                               68,407
-------------------------------------------------------------------------------
Total assets                                                      238,558,712

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    4,353,766
-------------------------------------------------------------------------------
Payable for purchases of delayed delivery securities (Note 1)      42,824,151
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            320,860
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                   216,270
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             54,420
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 70,769
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,107
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                 61,066
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                1,229,725
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                470,451
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                              278,494
-------------------------------------------------------------------------------
Payable for open credit default contracts (Note 1)                     28,284
-------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable
$13,841,273) (Note 1)                                              13,913,144
-------------------------------------------------------------------------------
Other accrued expenses                                                 66,622
-------------------------------------------------------------------------------
Total liabilities                                                  63,889,129
-------------------------------------------------------------------------------
Net assets                                                       $174,669,583

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and
4)                                                               $209,834,120
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        2,463,355
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                    (48,721,155)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  11,093,263
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $174,669,583

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($113,839,049 divided by 8,718,002 shares)                             $13.06
-------------------------------------------------------------------------------
Offering price per class A share (100/96.25 of $13.06)*                $13.57
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($28,465,771 divided by 2,187,096 shares)**                            $13.02
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($2,774,490 divided by 212,972 shares)**                               $13.03
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($29,571,106 divided by 2,278,068 shares)                              $12.98
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $12.98)***              $13.42
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($19,167 divided by 1,468 shares)                        $13.06
-------------------------------------------------------------------------------

  * On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended April 30, 2005 (Unaudited)

Interest income (including interest income of $208,782
from investments in affiliated issuers) (Note 5)                   $3,360,898
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      600,614
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      152,417
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                76,196
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             10,707
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       15,053
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 136,950
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 145,374
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  10,504
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  76,898
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      27
-------------------------------------------------------------------------------
Other                                                                  96,517
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                     2,300
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                               (2,300)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Notes 2 and 5)                (112,692)
-------------------------------------------------------------------------------
Total expenses                                                      1,208,565
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                             (5,381)
-------------------------------------------------------------------------------
Net expenses                                                        1,203,184
-------------------------------------------------------------------------------
Net investment income                                               2,157,714
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    5,434,137
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                          736,873
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     1,310,064
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)           207,643
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                                 (153,129)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
contracts, swap contracts, and TBA sale commitments during
the period                                                         (2,783,848)
-------------------------------------------------------------------------------
Net gain on investments                                             4,751,740
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $6,909,454
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                    April 30       October 31
Increase (decrease) in net assets                       2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $2,157,714       $4,260,566
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                              7,688,717        6,339,902
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                                (2,936,977)       6,014,790
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                         6,909,454       16,615,258
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                           (1,806,930)      (9,754,705)
-------------------------------------------------------------------------------
Class B                                             (374,213)      (3,001,842)
-------------------------------------------------------------------------------
Class C                                              (26,891)        (157,674)
-------------------------------------------------------------------------------
Class M                                             (475,265)      (2,919,582)
-------------------------------------------------------------------------------
Class R                                                 (157)             (91)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               9,250           24,261
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                              3,522,762      (36,244,212)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets            7,758,010      (35,438,587)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              166,911,573      202,350,160
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $2,463,355 and
$2,989,097, respectively)                       $174,669,583     $166,911,573
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          April 30
Per-share                               (Unaudited)                                Year ended October 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $12.73          $12.65          $11.39          $10.97          $10.77          $11.91
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .17 (d)         .33 (d)         .40             .46             .58             .63
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .37             .88            1.31             .43             .23           (1.12)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .54            1.21            1.71             .89             .81            (.49)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.21)          (1.13)           (.45)           (.47)           (.16)             --
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --            (.45)           (.65)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.21)          (1.13)           (.45)           (.47)           (.61)           (.65)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          -- (e)          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $13.06          $12.73          $12.65          $11.39          $10.97          $10.77
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      4.29*           9.99           15.18            8.35            7.63           (4.24)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $113,839        $104,736        $120,099         $99,140         $82,093         $91,173
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .61* (d)       1.29 (d)        1.31            1.29            1.24            1.19
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.34* (d)       2.65 (d)        3.23            4.21            5.32            5.57
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    107.97* (f)     162.13          197.79          331.06 (g)      292.73 (g)      301.44
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of 0.07% and 0.09%, respectively, of average net assets for class A shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          April 30
Per-share                               (Unaudited)                                Year ended October 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $12.69          $12.61          $11.36          $10.94          $10.74          $11.88
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .13 (d)         .24 (d)         .30             .38             .50             .54
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .37             .87            1.30             .43             .22           (1.12)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .50            1.11            1.60             .81             .72            (.58)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.17)          (1.03)           (.35)           (.39)           (.13)             --
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --            (.39)           (.56)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.17)          (1.03)           (.35)           (.39)           (.52)           (.56)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          -- (e)          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $13.02          $12.69          $12.61          $11.36          $10.94          $10.74
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      3.91*           9.20           14.27            7.60            6.85           (4.98)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $28,466         $29,246         $41,469         $29,498         $18,123         $21,293
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .98* (d)       2.04 (d)        2.06            2.04            1.99            1.94
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .97* (d)       1.93 (d)        2.44            3.33            4.58            4.83
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    107.97* (f)     162.13          197.79          331.06 (g)      292.73 (g)      301.44
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of 0.07% and 0.09%, respectively, of average net assets for class B shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          April 30
Per-share                               (Unaudited)                                Year ended October 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $12.70          $12.62          $11.37          $10.96          $10.75          $11.91
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .12 (d)         .23 (d)         .29             .37             .49             .55
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .38             .88            1.32             .43             .24           (1.14)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .50            1.11            1.61             .80             .73            (.59)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.17)          (1.03)           (.36)           (.39)           (.13)             --
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --            (.39)           (.57)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.17)          (1.03)           (.36)           (.39)           (.52)           (.57)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          -- (e)          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $13.03          $12.70          $12.62          $11.37          $10.96          $10.75
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      3.93*           9.16           14.30            7.48            6.94           (5.07)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $2,774          $1,682          $2,337          $1,048            $415            $298
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .98* (d)       2.04 (d)        2.06            2.04            1.99            1.94
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .95* (d)       1.90 (d)        2.35            3.22            4.52            4.93
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    107.97* (f)     162.13          197.79          331.06 (g)      292.73 (g)      301.44
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of 0.07% and 0.09%, respectively, of average net assets for class C shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          April 30
Per-share                               (Unaudited)                                Year ended October 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $12.66          $12.58          $11.33          $10.91          $10.72          $11.86
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .16 (d)         .30 (d)         .37             .44             .57             .60
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .36             .87            1.29             .42             .20           (1.12)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .52            1.17            1.66             .86             .77            (.52)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.20)          (1.09)           (.41)           (.44)           (.15)             --
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --              --            (.43)           (.62)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.20)          (1.09)           (.41)           (.44)           (.58)           (.62)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          -- (e)          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $12.98          $12.66          $12.58          $11.33          $10.91          $10.72
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      4.10*           9.77           14.86            8.16            7.31           (4.49)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $29,571         $31,245         $38,446         $43,686         $52,481        $107,329
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .73* (d)       1.54 (d)        1.56            1.54            1.49            1.44
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.22* (d)       2.40 (d)        3.02            4.02            5.18            5.31
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    107.97* (f)     162.13          197.79          331.06 (g)      292.73 (g)      301.44
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a of such limitation and waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of 0.07% and 0.09%, respectively, of average net assets for class M shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
------------------------------------------------------------------------------------------
                                                            Six months    For the period
                                                               ended        December 1,
                                                              April 30       2003+ to
Per-share                                                   (Unaudited)     October 31,
operating performance                                           2005            2004
------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                           $12.74          $12.81
------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------
Net investment income (a) (b)                                    .15             .27
------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                              .37             .73
------------------------------------------------------------------------------------------
Total from
investment operations                                            .52            1.00
------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------
From net investment income                                      (.20)          (1.07)
------------------------------------------------------------------------------------------
Total distributions                                             (.20)          (1.07)
------------------------------------------------------------------------------------------
Redemption fees (c)                                               --              --
------------------------------------------------------------------------------------------
Net asset value,
end of period                                                 $13.06          $12.74
------------------------------------------------------------------------------------------
Total return at
net asset value (%)(d)                                          4.11*           8.21*
------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                   $19              $2
------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b) (e)                                    .73*           1.41*
------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                                    1.12*           2.21*
------------------------------------------------------------------------------------------
Portfolio turnover (%)                                        107.97* (f)     162.13
------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of 0.07% and 0.09%, respectively, of average net assets for class R shares (Notes 2 and 5).

(c) Amount represents less than $0.01 per share.

(d) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(e) Includes amounts paid through expense offset arrangements (Note 2).

(f) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
April 30, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam Global Income Trust (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks high current income by investing primarily in debt securities of sovereign and private issuers worldwide, including supranational issuers. The fund's secondary objectives are preservation of capital and long-term total return, but only to the extent that these are consistent with the objective of seeking high current income. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the fund's investments.

The fund offers class A, class B, class C, class M and class R shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class A shares was 4.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class' distribution fee, which is identified in Note 2.

Prior to April 19, 2004, a redemption fee of 1.00% which is retained by the fund, applied to shares of any class redeemed (either by selling or by exchanging to another fund) within 90 days of purchase. Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

J) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

K) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund's portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2004, the fund had a capital loss carryover of $56,173,757 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover  Expiration
--------------------------------
   $22,291,896  October 31, 2006
    21,627,332  October 31, 2007
     7,903,488  October 31, 2008
     1,114,179  October 31, 2009
     3,236,862  October 31, 2010

The aggregate identified cost on a tax basis is $189,086,643, resulting in gross unrealized appreciation and depreciation of $13,002,578 and $1,849,886, respectively, or net unrealized appreciation of $11,152,692.

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended April 30, 2005, Putnam Management waived $97,487 of its management fee from the fund.

For the period ended April 30, 2005, Putnam Management has assumed $2,300 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Effective September 13, 2004, Putnam Investments Limited ("PIL"), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended April 30, 2005, the fund paid PFTC $224,511 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended April 30, 2005, the fund's expenses were reduced by $5,381 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $842, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $4,965 and $311 from the sale of class A and class M shares, respectively, and received $15,201 and $68 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2005, Putnam Retail Management, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2005, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $160,501,409 and $148,359,281, respectively. Purchases and sales of U.S. government securities aggregated $12,974,977 and $15,604,389, respectively.

Note 4
Capital shares

At April 30, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,661,875       $21,696,606
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       116,009         1,511,081
----------------------------------------------------------------
                                     1,777,884        23,207,687

Shares repurchased                  (1,285,484)      (16,766,274)
----------------------------------------------------------------
Net increase                           492,400        $6,441,413
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,401,951       $29,980,070
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       668,639         8,266,318
----------------------------------------------------------------
                                     3,070,590        38,246,388

Shares repurchased                  (4,340,199)      (54,129,808)
----------------------------------------------------------------
Net decrease                        (1,269,609)     $(15,883,420)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            388,546        $5,044,374
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        25,201           327,805
----------------------------------------------------------------
                                       413,747         5,372,179

Shares repurchased                    (531,077)       (6,889,928)
----------------------------------------------------------------
Net decrease                          (117,330)      $(1,517,749)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            969,980       $12,037,829
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       216,681         2,670,393
----------------------------------------------------------------
                                     1,186,661        14,708,222

Shares repurchased                  (2,170,879)      (27,028,527)
----------------------------------------------------------------
Net decrease                          (984,218)     $(12,320,305)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             89,152        $1,158,754
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         1,521            19,811
----------------------------------------------------------------
                                        90,673         1,178,565

Shares repurchased                     (10,109)         (130,996)
----------------------------------------------------------------
Net increase                            80,564        $1,047,569
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             62,292          $774,008
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        11,505           141,946
----------------------------------------------------------------
                                        73,797           915,954

Shares repurchased                    (126,551)       (1,571,722)
----------------------------------------------------------------
Net decrease                           (52,754)        $(655,768)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             45,314          $589,389
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         1,914            24,816
----------------------------------------------------------------
                                        47,228           614,205

Shares repurchased                    (237,468)       (3,079,456)
----------------------------------------------------------------
Net decrease                          (190,240)      $(2,465,251)
----------------------------------------------------------------
                                     Year ended October 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            103,755        $1,293,427
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        10,776           132,521
----------------------------------------------------------------
                                       114,531         1,425,948

Shares repurchased                    (702,762)       (8,812,996)
----------------------------------------------------------------
Net decrease                          (588,231)      $(7,387,048)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              1,730           $22,623
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            12               157
----------------------------------------------------------------
                                         1,742            22,780

Shares repurchased                        (460)           (6,000)
----------------------------------------------------------------
Net increase                             1,282           $16,780
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                             to October 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                190            $2,383
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                14
----------------------------------------------------------------
                                           191             2,397

Shares repurchased                          (5)              (68)
----------------------------------------------------------------
Net increase                               186            $2,329
----------------------------------------------------------------

At April 30, 2005, Putnam, LLC owned 86 class R shares of the fund (5.86% of class R shares outstanding), valued at $1,123.

Note 5
Investment in Putnam Prime
Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended April 30, 2005, management fees paid were reduced by $15,205 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $208,782 for the period ended April 30, 2005. During the period ended April 30, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $79,462,872 and $83,316,693, respectively.

Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The Securities and Exchange Commission's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Investments has recorded a charge of $30 million for the estimated cost that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.


Results of November 11, 2004
shareholder meeting
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At the meeting, each of the nominees for Trustees was elected, as follows:

                                       Votes              Votes
                                        For              Withheld
-----------------------------------------------------------------
Jameson A. Baxter                    9,580,803           341,600
Charles B. Curtis                    9,584,308           338,095
Myra R. Drucker                      9,590,489           331,914
Charles E. Haldeman, Jr.             9,592,602           329,801
John A. Hill                         9,583,260           339,143
Ronald J. Jackson                    9,582,707           339,696
Paul L. Joskow                       9,584,140           338,263
Elizabeth T. Kennan                  9,582,023           340,380
John H. Mullin, III                  9,587,434           334,969
Robert E. Patterson                  9,584,270           338,133
George Putnam, III                   9,584,162           338,241
A.J.C. Smith*                        9,583,955           338,448
W. Thomas Stephens                   9,588,271           334,132
Richard B. Worley                    9,594,792           327,611

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:

                       Votes             Votes
                        For             Against       Abstentions
-----------------------------------------------------------------
                    7,680,568           485,311         1,756,524

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                       Votes             Votes
                        For             Against       Abstentions
-----------------------------------------------------------------
                    7,647,760           500,714         1,773,929

 * Mr. Smith resigned from the Board of Trustees on January 14, 2005.

   All tabulations are rounded to nearest whole number.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                       Votes             Votes
                        For             Against       Abstentions
-----------------------------------------------------------------
                    7,864,837           330,347         1,727,219

A motion with respect to a proposal to approve an amendment to the fund's Agreement and Declaration of Trust was not brought before the meeting and accordingly no vote was taken with respect to the proposal.

All tabulations are rounded to nearest whole number.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund++
Money Market Fund [SECTI0N MARK]
U.S. Government Income Trust

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ Formerly Putnam Intermediate U.S. Government Income Fund.

[SECTI0N MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.


The Putnam family of funds

Tax-free Income Funds

AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady[REGISTRATION MARK] Funds

Putnam RetirementReady Funds -- ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

   With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President, Staff
Counsel and Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief
Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA031-225012  6/05


Not FDIC Insured    May Lose Value    No Bank Guarantee


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: June 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 27, 2005